UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 15, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                       0-22011                  86-0760991
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


     2575 East Camelback Road, Ste. 450, Phoenix, AZ               85016
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        (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS

         On March 15, 2007, the registrant issued a press release announcing that it had entered into a binding letter of intent with the PharmPro Division of Fluid Air Inc. ("FLUID AIR") for exclusive, world-wide rights to the development and commercialization of Fluid Air's proprietary over-the-counter version of Omeprazole OTC.

         A copy of the Registrant's press release is attached as Exhibit 99.1.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibits

         99.1     Press Release, dated March 15, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: March 19, 2007


                                    SYNOVICS PHARMACEUTICALS, INC.

                                    By:    /s/ Ronald Lane
                                        ----------------------------------------
                                    Name:  Ronald H. Lane, Ph.D.
                                    Title: President and Chief Executive Officer